UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2022, the Management Development and Compensation Committee of the Board of Directors of APA Corporation (the “Company”) approved a new form of Performance Share Program Agreement (the “2022 Performance Share Program Agreement”). Pursuant to the 2022 Performance Share Program Agreement, the Company will award performance shares (“Performance Shares”) to the Company’s executive officers under the Company’s 2016 Omnibus Compensation Plan.

The 2022 Performance Share Program Agreement mirrors the Company’s previous form of performance share program agreement, with the following exceptions:

•	The 2022 Performance Share Program Agreement provides that vesting of the Performance Shares is based on three individually weighted measures of performance:

•	Relative Total Shareholder Return (“TSR”) (40%);

•	Cash Return on Invested Capital (“CROIC”) (40%); and

•	Reduction in CO2e Emissions (“ESG”) (20%).

•

The ESG performance is measured against a list of projects identified over the performance period to deliver the three-year reduction in CO2e emissions using the CO2e calculation standards applicable to each country of operations.

The foregoing description of the 2022 Performance Share Program Agreement does not purport to be complete and are subject to, and is qualified in its entirety by, the full text of the 2022 Performance Share Program Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Form of 2022 Performance Share Program Agreement (2016 Omnibus Compensation Plan), dated January 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: January 7, 2022	By:	/s/ Rebecca A. Hoyt
Rebecca A. Hoyt
Senior Vice President, Chief Accounting Officer, and Controller (Principal Accounting Officer)